UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2018
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

R1 RCM Inc. (“R1” or the “Company”) today is announcing an expanded 10-year agreement with longstanding customer IHC Health Services, Inc. (“Intermountain Healthcare” or “Intermountain”) to be the exclusive revenue cycle management provider across all Intermountain patient care sites through an amended and restated services agreement described in more detail below. Additionally, Intermountain has entered into a securities purchase agreement with R1 described in more detail below to acquire equity in R1 for an aggregate purchase price of $20 million.
Amended and Restated Services Agreement
On and effective as of January 23, 2018, the Company entered into an Amended and Restated Services Agreement (the “Services Agreement”) with Intermountain Healthcare having a ten-year term. The Services Agreement continues the Company’s relationship with Intermountain Healthcare which commenced in October 2011 and was previously extended by amendment dated September 27, 2016 (the “Prior Agreement”).

Pursuant to the Services Agreement, the Company will continue to provide its revenue cycle management service offering to Intermountain hospitals and medical group providers. In addition, the Company will provide revenue cycle management services to Intermountain’s homecare, hospice and palliative care, durable medical equipment and infusion therapy business. Intermountain has agreed that the Company may provide services to additional hospitals acquired by Intermountain over time. With certain limited exceptions, the Company will be the exclusive provider of revenue cycle management services for the hospitals, medical group providers, and home health business affiliated with Intermountain.

The Services Agreement is subject to certain limited termination rights, including for uncured material breaches or specific service level failures or in the event a party is excluded from certain health care programs, is unable to perform their services as a result of a change in applicable law, is subject to certain adverse judgments or is subject to certain bankruptcy or similar insolvency or event of default occurrences.

The Services Agreement provides, among other things, that, when providing revenue cycle management services to Intermountain:

•
the Company will provide services in accordance with Intermountain’s policies and procedures relating to revenue cycle operations; Intermountain’s standards of business ethics and integrity; and all applicable federal, state and local laws and regulations;

•	the Company will establish a Center of Excellence in the Salt Lake City market, which will include technology, analytics and a shared services center;

•
the Company assumes responsibility for the cost of Intermountain’s revenue cycle management operations including agreements and costs associated with certain related third-party services, and the payroll and benefit costs associated with Intermountain’s employees conducting revenue cycle management activities, a number of whom will become the Company’s employees for all purposes;

•	the Company will continue to supply to Intermountain the technology necessary to implement and manage its services;

•
Intermountain will grant the Company with permission to occupy certain areas within Intermountain facilities, and provide standard office furnishings and services and certain pre-existing revenue cycle management assets;

•	Intermountain will pay the Company:

◦	base fees equal to a specified percentage of the prior year’s same quarter cash collections (adjusted for inflation and volume); and

◦
incentive payments equal to a specified percentage of cash collections, then adjusted based on the weighted average of the Company’s performance scores across a series of performance metrics associated with the hospital’s revenue cycle operations;

•	the Company has agreed to meet specific service level standards when managing certain portions of Intermountain’s revenue cycle management operations; failure to meet the service level standards will result in the payment of a credit to Intermountain (up to a cap);

•
designated executive representatives of each of the Company and Intermountain oversee the obligations and performance of the parties and resolve disputes, with any unresolved disputes submitted to a joint review board for resolution or, if the matter remains unresolved, the parties will submit the dispute to arbitration;

•	the parties provide various representations and indemnities to each other; and

•
following termination or expiration of the Services Agreement or termination of a subset of the services, if requested by Intermountain, the Company must continue to provide the Company’s services for up to one year in return for compensation equal to applicable charges for the services provided, including additional charges for additional services outside the scope of the previously provided services.

Securities Purchase Agreement

On January 23, 2018, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company and Intermountain, pursuant to which the Company sold to Intermountain, in private placements under the Securities Act of 1933, as amended, (the “Securities Act”), (i) 4,665,594 shares of common stock of the Company, $0.01 par value per share (“Common Stock”), at a purchase price of $4.2867 per share (representing the per share average closing price of the Company’s Common Stock for the period from January 1, 2018 to January 12, 2018), and (ii) a warrant to acquire up to 1,500,000 shares of Common Stock on the terms and subject to the conditions set forth in the Warrant Agreement (the “Warrant”), for an aggregate purchase price of $20,000,000.

Under the terms of the Purchase Agreement, for so long as Intermountain’s “Ownership Threshold” (as that term is defined in the Purchase Agreement) is met, Intermountain shall be entitled to nominate one individual (the “Intermountain Designee”) to the Company’s board of directors (“Board”). Additionally, subject to applicable law and the listing standards of the Nasdaq Capital Market (or other United States national securities exchange that the Common Stock is listed upon, if any), the Company will offer the Intermountain Designee an opportunity to, at Intermountain’s option, either sit on each regular committee of the Board or attend (but not vote) at the meetings of such committee as an observer. If the Intermountain Designee fails to satisfy the applicable qualifications under law or stock exchange listing standard to sit on any committee of the Board, then the Board shall offer the Intermountain Designee the opportunity to attend (but not vote) at the meetings of such committee as an observer. The Company must use its commercially reasonable efforts to increase the size of the Board and appoint the Intermountain Designee as soon as reasonably practicable and no later than April 30, 2018.
Under the terms of the Purchase Agreement, Intermountain must cause all of its Common Stock entitled to vote at any meeting of the Company’s shareholders to be present at such meeting and to vote all such shares in favor of any nominee or director nominated by the Company’s Nominating and Corporate Governance Committee and against the removal of any director nominated by the Company’s Nominating and Corporate Governance Committee.
Intermountain will be subject to certain transfer restrictions pursuant to the terms of the Purchase Agreement. Prior to January 23, 2021, neither Intermountain nor any Affiliate (as such term is defined in the Purchase Agreement) may directly or indirectly transfer the Common Stock, the Warrant, or any shares of Common Stock issued upon exercise of the Warrant to any person without the prior written consent of the Company other than any “Permitted Transfer” (as such term is defined in the Purchase Agreement); provided that if TCP-ASC ACHI Series LLLP (“TCP-ASC”) (or any affiliate of TowerBrook Capital Partners L.P. or Ascension Health who directly or indirectly received equity securities of the Company from TCP-ASC) effects a sale of equity securities of the Company in a “Sale Transaction” (as such term is defined in the Purchase Agreement) after January 23, 2019, Intermountain will be released from such transfer restriction on a pro rata basis; and provided further that if one or more Sale Transactions occur prior to January 23, 2019, Intermountain will be released from such transfer restriction on a pro rata basis effective as of January 24, 2019. Intermountain and its affiliates are also prohibited from transferring to any competitor of the Company.
Intermountain is subject to customary standstill provisions, until such time as Intermountain owns less than 2% of the outstanding Common Stock of the Company on a fully-diluted basis and calculated assuming full exercise of the Warrant.

The Purchase Agreement also provides that Intermountain will have a co-investment right in certain future issuances of equity and/or debt securities of the Company, subject to the Ownership Threshold being met, with respect to a “Subsequent TCP-ASC Investment” (as such term is defined in the Purchase Agreement), equal to ten percent (10%) of the Subsequent

TCP-ASC Investment, with such co-investment right being capped at a maximum of $40 million of aggregate investments.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1.
Warrant
Concurrently with the entry into the Purchase Agreement, the Company and Intermountain executed and delivered the Warrant to acquire up to a total of 1,500,000 shares of Common Stock of the Company at an initial exercise price equal to $6.00 per share, at any time during the period commencing on January 23, 2018 and terminating at 5:00 p.m., New York time, January 23, 2028.

The Warrant is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Warrant is qualified in its entirety by reference to Exhibit 10.2.
Amended and Restated Registration Rights Agreement
Concurrently with the entry into the Purchase Agreement, the Company, Intermountain and TCP-ASC entered into an Amended and Restated Registration Rights Agreement (the “Amended Registration Rights Agreement”), to add Intermountain as a party and to provide Intermountain with certain registration rights. Under the terms of the Registration Rights Agreement, Intermountain is entitled to (i) one demand registration at any time following January 23, 2021 and (ii) beginning on January 23 2019, unlimited piggyback registration rights subject to certain limitations as it relates to primary issuances; provided that prior to January 23, 2021, Intermountain will only be permitted to include in any piggyback registration the number of registrable securities with respect to which Intermountain is granted an early release from its transfer restrictions under the Purchase Agreement as described above.
The Amended Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Amended Registration Rights Agreement is qualified in its entirety by reference to Exhibit 4.1.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 is incorporated herein by reference.
As described in Item 1.01, under the terms of the Purchase Agreement, the Company issued shares of common stock and the Warrant to Intermountain. This issuance and sale was exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act. Intermountain represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the common stock and the Warrant were being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing the shares of common stock, the Warrant or any common stock issued upon conversion of the Warrant.
Item 8.01 Other Events.
On January 24, 2018, the Company issued a press release announcing that it had entered into the Amended and Restated Services Agreement with Intermountain. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements
This Form 8-K includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to our ability to successfully integrate transitioned Intermountain employees, as well as the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2016, our 2017 quarterly reports on Form 10-Q and any other periodic reports that the Company files with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	4.1	Amended and Restated Registration Rights Agreement among the Company, IHC Health Services, Inc. and TCP-ASC ACHI Series LLLP dated as of January 23, 2018
	10.1	Securities Purchase Agreement between the Company and IHC Health Services, Inc. dated as of January 23, 2018
	10.2	Warrant between the Company and IHC Health Services, Inc. dated as of January 23, 2018
	99.1	Press Release dated January 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 24, 2018

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer